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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 3, 2000 included in Metricom, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP


ARTHUR ANDERSEN LLP
San Jose, California
August 23, 2000